Nationwide Life Insurance Company • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VLI Separate Account A

Prospectus supplement dated September 25, 2010 to
NLIC Survivor Options Premier, NLIC Survivor Options Elite, and NLAIC Options Premier pprospectus dated May 1, 2008; and
NLIC Options Plus and NLIC Options Premier prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
On or about October 18, 2010, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Nationwide Fund: Class II and Class IV will add Diamond Hill Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Nationwide Fund: Class II and Class IV will be Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.

2.
On or about October 18, 2010, the NVIT – NVIT Growth Fund: Class IV will change sub-advisers.  After the change is effective, the sole sub-adviser for the NVIT – NVIT Growth Fund: Class IV will be American Century Investment Management, Inc.